Third Quarter 2009 Earnings

November 10, 2009

This presentation may contain “Forward-Looking Statements”.  All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements.  We can give no assurance that these expectations will prove to be correct.  Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent SkyTerra Forms 10-Q and 10-K, on file with the SEC.

November 10, 2009

SkyTerra Consolidated Income Statement

November 10, 2009

SkyTerra Consolidated Balance Sheet

November 10, 2009

SkyTerra Capital Structure (1)

November 10, 2009

SkyTerra Ownership

November 10, 2009

NextGen System Costs ($ in mm’s)

November 10, 2009